UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

March 21, 2008

Date of Report (Date of earliest event reported)

ANTIGENICS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
162 Fifth Avenue, Suite 900 New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

212-994-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On March 21, 2008, Antigenics Inc. announced that Phase 3 clinical data results for Oncophage® (vitespen) in kidney cancer will be presented at the 23rd Annual European Association of Urology Congress, being held at the Milan Convention Center in Milan, Italy. Peter Mulders, MD, professor of urology at UMC St. Radboud, Nijmegen, The Netherlands, will present data from the largest randomized study conducted to date in the adjuvant setting in patients who are at high risk of recurrence after nephrectomy (surgical removal of the diseased kidney).

The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith:

99.1 Press Release dated March 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTIGENICS INC.

Date:	March 21, 2008	By:	/s/ Shalini Sharp
Shalini Sharp
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 21, 2008